UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 30, 2024

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HDSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 30, 2024 Hudson Technologies, Inc. (the “Company”) appointed Brian J. Bertaux as its Vice President, Chief Financial Officer and Secretary. Simultaneously, on such date, Nat Krishnamurti stepped down, effective immediately, from his positions as Vice President, Chief Financial Officer and Secretary of the Company.

Mr. Bertaux, age 54, has been Chief Financial Officer of Brown Haven Homes since 2023 and previously served as a consultant and then as Vice President – Finance of vonDrehle Corporation from 2021 until its sale in December 2022. Mr. Bertaux previously served in various roles of increasing responsibility at Trex Company, Inc., a publicly traded manufacturer of composite decking and railing products, from 2000 through 2020, including as Interim President of Trex Commercial Products (2020), Senior Director, Finance and Strategy (2017-2019) and Senior Director – Finance and IT (2012-2017). Mr. Bertaux earned an MBA from the University of Maryland and a B.S. in Finance and Accounting from Frostburg State University and is a Certified Public Accountant and Certified Treasury Professional.

Mr. Bertaux will be employed by the Company on an at-will basis and will receive an initial base salary of $357,000 per year, with a target bonus of 35% of base salary. He will also receive: (i) an $11,000 sign-on bonus after 30 days of employment and (ii) a grossed-up relocation payment of $15,000 payable after one year of employment and upon verification of his relocation to New Jersey.

Item 7.01.	Regulation FD Disclosure.

On July 30, 2024, the Company issued a press release announcing the above-referenced management changes. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued July 30, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2024

HUDSON TECHNOLOGIES, INC.

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	Chairman of the Board, President and Chief Executive Officer

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